SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2011

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

and

Item 7.01 Regulation FD Disclosure

A press release issued by the Registrant on February 17, 2011 regarding earnings for the three and twelve months ended December 31, 2010, is attached as Exhibit 99.1. Also, certain supplemental information not included in the press release is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 8.01 Other Events

The Registrant has noted in the attached press release the following intention: “We have a strong interest in refining our diversified property holdings to focus on high quality office, medical office, retail and multifamily. We are also exploring the sale of industrial and flex properties to facilitate this long term strategy.”

Pursuant to this stated intent, the Registrant’s management is currently exploring the potential sale of all or a portion of the Registrant’s industrial and flex properties. Management may not receive acceptable offers for these properties. Further, any such acceptable offer could involve either the entire industrial/flex portfolio or only a portion thereof. If management did receive an offer it considered acceptable, the completion of a definitive transaction with respect to such offer would still require the successful negotiation of a sale agreement and the approval of the Registrant’s Board of Trustees. Lastly, if the Registrant identifies a potential purchaser of all or a portion of the industrial/flex portfolio, negotiates an acceptable sale agreement and receives approval from the Board of Trustees to execute any such sale, there could still be conditions to the closing of such transaction that may not be achieved, or the Registrant or potential purchaser otherwise may not be successful in completing such transaction.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press release issued February 17, 2011 regarding earnings for the three and twelve months ended December 31, 2010

Exhibit 99.2 Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin Executive Vice President Accounting, Administration and Corporate Secretary

February 17, 2011

  (Date)

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued February 17, 2011 regarding earnings for the three and twelve months ended December 31, 2010.

99.2	Certain supplemental information not included in the press release